                                                                  EXHIBIT 24.1


                              INFOCURE CORPORATION

                               POWER OF ATTORNEY



         The undersigned director and/or officer of InfoCure Corporation, a Delaware corporation ("Company"), does hereby make, constitute and appoint Frederick L. Fine, Michael Warren and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form SB-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of Common Stock of the Company, and (ii) to a Registration Statement of the Company on Form SB-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 2nd day of December, 1996.



                                         James D. Elliott
                                        -----------------------------------
                                        Name: James D. Elliott

                                                                    EXHIBIT 24.1

                              INFOCURE CORPORATION

                               POWER OF ATTORNEY



         The undersigned director and/or officer of InfoCure Corporation, a Delaware corporation ("Company"), does hereby make, constitute and appoint Frederick L. Fine, Michael Warren and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form SB-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of Common Stock of the Company, and (ii) to a Registration Statement of the Company on Form SB-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 2nd day of December, 1996.



                                         Richard E. Perlman
                                        ------------------------------------
                                        Name: Richard E. Perlman